UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2011
SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646

(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400
Charlotte, North Carolina	28210

(Address of Principal Executive Offices)	(Zip Code)
(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.	Regulation FD Disclosure.
     Attached to this report as Exhibit 99.1 is a presentation that will be shown to stockholders in attendance at today’s 2011 Annual Meeting of Stockholders of Swisher Hygiene Inc. (“Swisher Hygiene”). Attached to this report as Exhibit 99.2 is a press release issued by Swisher Hygiene this morning. The presentation and press release are furnished in this report in accordance with Item 7.01 of Form 8-K and shall not be deemed incorporated in any other filing of Swisher Hygiene with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
99.1	Presentation slides.

99.2	Press release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2011	SWISHER HYGIENE INC.
	By:	/s/ Steven R. Berrard
Steven R. Berrard
President and Chief Executive Officer

Exhibit Index

Exhibit
No.	Description

99.1	Presentation slides.

99.2	Press release.

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